UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2024

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

777 N. Eldridge Parkway, Suite 1100

Houston, Texas 77079

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 25, 2024, Diamond Offshore Drilling, Inc (“Diamond”) and Noble Corporation plc (“Noble”) issued a joint press release announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, in relation to the pending combination between Noble and Diamond, expired at 11:59 ET July 24, 2024. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Joint Press Release issued by Diamond Offshore Drilling, Inc. and Noble Corporation plc dated July 25, 2024

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of U.S. federal securities laws, including Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, of 1934, as amended. You can identify these statements and other forward-looking statements in this document by words such as “expects,” “continue,” “focus,” “intends,” “anticipates,” “plans,” “targets,” “poised,” “advances,” “drives,” “aims,” “forecasts,” “believes,” “approaches,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “progress,” “may,” “can,” “could,” “should,” “will,” “budgets,” “possible,” “outlook,” “trends,” “guidance,” “commits,” “on track,” “objectives,” “goals,” “projects,” “strategies,” “opportunities,” “potential,” “ambitions,” “aspires” and similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the pending transaction between Noble and Diamond (the ”Transaction”), including the expected time period to consummate the Transaction, and the anticipated benefits (including synergies and free cash flow accretion) of the Transaction, and planned dividends. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Noble and Diamond, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to the risk that regulatory approval in Australia is not obtained or are obtained subject to conditions that are not anticipated by Noble and Diamond; uncertainties as to whether the Transaction will be consummated on the anticipated timing or at all, or if consummated, will achieve its anticipated economic benefits; Noble’s ability to integrate Diamond’s operations in a successful manner and in the expected time period; the possibility that any of the anticipated benefits and projected synergies of the Transaction will not be realized or will not be realized within the expected time period; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; risks that the anticipated tax treatment of the Transaction is not obtained; unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the Transaction that could be instituted against Noble or Diamond or their respective directors; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the pendency or completion of Transaction on the parties’ business relationships and business generally; risks that the Transaction disrupts current plans and operations of Noble or Diamond, as well as the risk of disruption of Noble’s or Diamond’s management and business disruption during the pendency of, or following, the Transaction; changes in commodity prices; negative effects of the announcement of the Transaction, and the pendency or completion of the Transaction on the market price of Noble’s or Diamond’s common stock and/or operating results; rating agency actions and Noble’s and Diamond’s ability to access debt markets on a timely and affordable basis; decline in the price of oil or gas, reduced demand for oil and gas products and increased regulation of drilling and production, price competition and cyclicality in the offshore drilling industry, offshore rig supply, dayrates and demand for rigs, contract duration, renewal, terminations and repricing, national oil companies and governmental clients, contract backlog, customer and geographic concentration, operational hazards and risks, labor force unionization, labor interruptions and labor regulations, major natural disasters, catastrophic event, acts of war, terrorism or social unrest, pandemic, or other similar event, joint ventures as well as investments in associates, international operations and related mobilization and demobilization of rigs, operational interruptions, delays, upgrades, refurbishment and repair of rigs and any related delays and cost overruns or reduced payment of dayrates, impacts of inflation, renewal of insurance, protection of sensitive information, operational technology systems and critical data, the ability to attract and retain skilled personnel or the increased cost in doing so, supplier capacity constraints or shortages in parts or equipment, supplier production disruptions, supplier quality and sourcing issues or price increases, future mergers, acquisitions or dispositions of businesses or assets or other strategic transactions, hurricanes and windstorm damage, responding to energy rebalancing, non-performance of suppliers or third-party subcontractors, increasing attention to environmental, social and governance matters, including climate change; the effects of industry, market, economic, political or regulatory conditions outside of Noble’s or Diamond’s control; and the risks described in Part I, Item 1A “Risk Factors” of (i) Noble’s Annual Report on Form 10-K for the year ended December 31, 2023 and (ii) Diamond’s Annual Report on Form 10-K for the year ended December 31, 2023, and, in each case, in subsequent filings with the U.S. Securities and Exchange Commission (“SEC”). Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. Neither Noble nor Diamond assumes an obligation to update any forward-looking statements, except as required by law. You are cautioned not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes. These forward-looking statements speak only as of the date hereof. With respect to our capital allocation policy, distributions to shareholders in the form of either dividends or share buybacks are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend will be declared or continued.

No Offer or Solicitation

This communication relates to the Transaction between Noble and Diamond. This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Important Additional Information

In connection with the Transaction, Noble filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) containing a preliminary proxy statement of Diamond and a preliminary prospectus of Noble (the “Proxy Statement/Prospectus”). The Registration Statement was declared effective by the SEC on July 25, 2024. Noble filed a final prospectus on July 25, 2024, and Diamond filed a definitive proxy statement on July 25, 2024. Diamond commenced mailing of the Proxy Statement/Prospectus to Diamond stockholders on or about July 25, 2024. The Transaction will be submitted to Diamond’s stockholders for their consideration at a special meeting on August 27, 2024. Noble and Diamond may also file other documents with the SEC regarding the Transaction. This document is not a substitute for the Registration Statement or the Proxy Statement/Prospectus that have been filed with the SEC or any other documents that Noble and Diamond may file with the SEC or send to shareholders of Noble and stockholders of Diamond in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF NOBLE AND DIAMOND ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION THAT HAVE BEEN FILED WITH THE SEC AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT NOBLE AND DIAMOND, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Noble and Diamond through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Noble will be made available free of charge on Noble’s website at https://www.investors.noblecorp.com, under the “Investors” tab, or by directing a request to Investor Relations, Noble Corporation plc, 13135 Dairy Ashford, Suite 800, Sugar Land, Texas, 77478 , Tel. No. (713) 239-6507. Copies of documents filed with the SEC by Diamond will be made available free of charge on Diamond’s website at https://investor.diamondoffshore.com under the “Investor Relations” tab or by directing a request to Investor Relations, Diamond Drilling, Inc., 777 N. Eldridge Parkway, Suite 1100, Houston, Texas 77079, Tel. No. (281) 647-4035.

Participants in the Solicitation

Noble, Diamond, and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the Transaction. Information about the directors and executive officers of Noble is set forth in: (i) Noble’s proxy statement for its 2024 annual meeting, including under the headings “Resolutions 1, 2 ,3, 4 ,5 ,6, 7 & 8” and “Compensation Discussion and Analysis,” filed with the SEC on April 10, 2024 and available at
https://www.sec.gov/ix?doc=/Archives/edgar/data/1895262/000119312524091850/d807356ddef14a.htm, (ii) Noble’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence,” filed with the SEC on February 23, 2024 and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1895262/000162828024006622/ne-20231231.htm, (iii) Noble’s Current Report on Form 8-K filed with the SEC on March 15, 2024 and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/949039/000119312524068298/d810669d8k.htm and (iv) subsequent statements of changes in beneficial ownership on file with the SEC.

Information about the directors and executive officers of Diamond is set forth in Diamond’s proxy statement for its 2024 annual meeting, including under the headings “Election of Directors (Proposal No. 1),” “Compensation Discussion and Analysis,” “Executive Compensation,” and “Stock Ownership of Management and Directors,” filed with the SEC on March 28, 2024 and available at
https://www.sec.gov/ix?doc=/Archives/edgar/data/949039/000119312524080696/d882683ddef14a.htm, (ii) Diamond’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence,” filed with the SEC on February 28, 2024 and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/949039/000095017024022282/do-20231231.htm and (iii) subsequent statements of changes in beneficial ownership on file with the SEC.

Additional information regarding the potential participants and their direct or indirect interests (by security holdings or otherwise) is set forth under the headings “Interests of Directors and Executive Officers of Diamond Offshore in the Transactions” on page 97, “Share Ownership of Directors, Executive Officers and Certain Beneficial Owners of Diamond Offshore” on page 102 and “Security Ownership of Directors and Executive Officers” on page 102 of the definitive proxy statement filed by Diamond on July 25, 2024 and available at https://www.sec.gov/Archives/edgar/data/949039/000119312524184859/d849201ddefm14a.htm. Additional information may be included in other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

Information about the directors and executive officers of Diamond is set forth in Diamond’s proxy statement for its 2024 annual meeting, including under the headings “Election of Directors (Proposal No. 1),” “Compensation Discussion and Analysis,” “Executive Compensation,” and “Stock Ownership of Management and Directors,” which was filed with the SEC on March 28, 2024 and is available at https://www.sec.gov/Archives/edgar/data/949039/000119312524080696/d882683ddef14a.htm, (ii) Diamond’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence,” which was filed with the SEC on February 28, 2024 and is available at https://www.sec.gov/Archives/edgar/data/949039/000095017024022282/do-20231231.htm and (iii) subsequent statements of changes in beneficial ownership on file with the SEC.

Additional or updated information regarding the potential participants and their direct or indirect interests (by security holdings or otherwise) will be included in Noble’s Registration Statement, which will contain the Proxy Statement, and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND OFFSHORE DRILLING, INC.

/s/ David L. Roland
	Name:	David L. Roland
	Title:	Senior Vice President, General Counsel and Secretary

July 25, 2024